UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Ferguson Enterprises Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Virtually at: www.virtualshareholdermeeting.com/FERG2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83420-P44850 FERGUSON ENTERPRISES INC. 751 LAKEFRONT COMMONS NEWPORT NEWS, VA 23606 FERGUSON ENTERPRISES INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 p.m. Eastern Time You invested in FERGUSON ENTERPRISES INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2026 Annual Meeting to be held on April 30, 2026. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Transition Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026 (or prior to April 9, 2026 for U.K. stockholders). If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 (International charges apply if outside U.S. and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For those stockholders based in the U.K., you may use the above method, or you may contact our U.K. office at Corporate Secretariat, c/o Ferguson Group Services Limited,1020 Eskdale Road, Winnersh Triangle, Wokingham, RG41 5TS or call +44-118-927-3810 or email corporate.secretary@ferguson.com. Vote Virtually at the Meeting* April 30, 2026 4:00 p.m. Eastern Time

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83421-P44850 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials. Our proxy materials, which contain important information, are available on the internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. 1. To elect each of the 11 Director nominees named in the Proxy Statement to hold office until the Company’s next annual meeting of stockholders and until such Director’s successor shall have been elected and qualified. Nominees: 1a. Rekha Agrawal For 1b. Kelly Baker For 1c. Rick Beckwitt For 1d. Bill Brundage For 1e. Geoff Drabble For 1f. Cathy Halligan For 1g. Brian May For 1h. James S. Metcalf For 1i. Kevin Murphy For 1j. Alan Murray For 1k. Suzanne Wood For 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026. For 3. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for the five-month transition period from August 1, 2025 to December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.